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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 29, 1997


                             CLIFFS DRILLING COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                  0-16703                             76-0248934
         (Commission File Number)            (IRS Employer Identification No.)


       1200 SMITH STREET, SUITE 300
               HOUSTON, TEXAS                            77002
(Address of Principal Executive Offices)               (Zip Code)


                                 (713) 651-9426
              (Registrant's Telephone Number, Including Area Code)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Cliffs Drilling Company (the "Company") completed the transaction associated with the Asset Purchase Agreement dated as of December 29, 1997 by and among Cliffs Drilling Trinidad Offshore Limited, a Trinidad and Tobago private limited company ("Purchaser") which is wholly owned by the Company and one of its affiliates, Well Services (Marine) Ltd., a Trinidad and Tobago private limited company ("Seller"), Charles A. Brash of San Fernando, Trinidad, W.I. and Phillip A. Pollonais of San Fernando, Trinidad, W.I.

     The Purchaser acquired 2 offshore platform drilling rigs, one self-propelled jack-up drilling/workover rig and substantially all of the assets used in the offshore contract drilling business in Trinidad previously operated by the Seller. The total cost of the acquisition included cash of $23.5 million and the issuance by the Company of 437,939 shares of the Company's Common Stock, $0.01 par value per share. An additional $3.0 million of contingent cash consideration may be paid to the Seller if certain post-closing criteria are met. The outcome of the contingency is not determinable at this time, and relates to the ultimate valuation of the assets acquired. As such, the contingent consideration, if paid, would be an adjustment to the purchase price of the assets acquired. The purchase price was based on the fair market value of the assets. The Company used available cash to fund the cash portion of the purchase price.

     The 2 platform rigs and the jack-up drilling/workover rig are currently operating under contracts in Trinidad. Substantially all of the employees of the Seller used in its offshore business have become employees of the Company.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of businesses acquired.

       None.

(b)    Pro forma financial information.

       None.

(c)    Exhibits.

       2.4 Asset Purchase Agreement dated as of December 29, 1997 by and among Cliffs Drilling Trinidad Offshore Limited, Well Services (Marine) Ltd., Charles A. Brash and Phillip A. Pollonais.

       4.9 Registration Rights Agreement dated as of December 29, 1997 by and among Cliffs Drilling Company, Well Services (Marine) Ltd., Charles A. Brash and Phillip A. Pollonais.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CLIFFS DRILLING COMPANY

Date      January 13, 1998                  By    /s/ Edward A. Guthrie
      -------------------------               -----------------------------
                                                   Edward A. Guthrie
                                                Vice President - Finance



Date      January 13, 1998                  By    /s/ Cindy B. Taylor
      -------------------------               -----------------------------
                                                    Cindy B. Taylor
                                              Vice President - Controller





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                                  EXHIBIT INDEX


EXHIBIT
NO.                 DESCRIPTION
-------             -----------
2.4       Asset Purchase Agreement dated as of December 29, 1997 by and among
          Cliffs Drilling Trinidad Offshore Limited, Well Services (Marine)
          Ltd., Charles A. Brash and Phillip A. Pollonais.

4.9 Registration Rights Agreement dated as of December 29, 1997 by and among Cliffs Drilling Company, Well Services (Marine) Ltd., Charles A.
          Brash and Phillip A. Pollonais.

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